Income Tax Matters	12 Months Ended
Dec. 31, 2017
Income Taxes [Abstract]
Income Tax Matters
Income tax matters
Pursuant to a Ministerial Order dated December 27, 1989, Telefónica, S.A. files consolidated tax returns in Spain for certain Group companies. The consolidated tax group comprised 45 companies at December 31, 2017 (58 companies at December, 31 2016).
This tax consolidation regime applies indefinitely providing the companies continue to meet the requirements set down in prevailing legislation, and that application of the regime is not expressly waived.
Group companies resident in Spain that are not part of this consolidation regime and non-resident companies file individual or aggregated tax returns under the tax law applicable in each country.
Deferred taxes movement
The movements in deferred taxes in the Telefónica Group in 2017 and 2016 are as follows:

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2016	8,229	2,395
Additions	1,702	579
Disposals	(1,711)	(413)
Transfers	(196)	(391)
Translation differences and hyperinflation adjustments	(211)	(70)
Company movements and others	7	45
Balance at December 31, 2017	7,820	2,145

Millions of euros	Deferred tax assets	Deferred tax liabilities
Balance at December 31, 2015	8,675	2,550
Additions	2,141	327
Disposals	(2,325)	(519)
Transfers	(194)	(12)
Translation differences and hyperinflation adjustments	(28)	14
Company movements and others	(40)	35
Balance at December 31, 2016	8,229	2,395

Main changes registered in 2017
After the early termination of the contract with PARAPAT (refer to Note 2), Colombia Telecomunicaciones, S.A. ESP derecognized tax credits due to temporary differences associated with the debt with PARAPAT amounting to 324 million euros, and recognized tax credits for negative tax bases and temporary differences of 233 million euros and 63 million euros, respectively. Besides, after the completion of a deferred tax asset recoverability analysis, based in the Company financial projections, tax losses carryforwards amounting to 163 million euros have also been capitalized.
Telefónica Brasil recognized tax credits for loss carryforwards amounting to 198 million euros, mainly generated in the year. On the other hand, the evolution of temporary differences resulted in additions and disposals of deferred tax assets amounting to 258 million euros and 281 million euros, respectively. In addition, Telefónica Brasil recognized deferred tax liabilities amounting to 317 million euros, mainly related to the tax amortization of goodwill.
After the merger through absorption of its subsidiary Telefónica Móviles Chile, S.A., Inversiones Telefónica Móviles Holding, S.A. recognized deferred tax assets totaling 193 million euros.
The deferred tax assets of Telefónica Germany decreased from 427 million euros at December 31, 2016 to 162 million euros at December 31, 2017, mainly due to the evolution of temporary differences for the tax amortization of intangible assets.
Given that Venezuela is considered a hyperinflationary economy, the financial statements of Telefónica Venezolana are adjusted for inflation (see Note 3.a). The hyperinflation adjustment is not deductible according to the present tax regime in Venezuela, thus it generates deferred taxes for the differences between the accounting value and the tax value of the net assets. These deferred taxes do not represent a cash outflow and the net impact in equity will be neutral when the assets are totally amortized. The movement of these deferred taxes in 2017 generated a tax expense of 138 million euros (see Note 2).
The additions of deferred tax assets included tax credits recognized in the amount of 82 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2017 amounting to 78 million euros.
In 2017 the additions of deferred tax assets recognized in the amount of 84 million euros were the result of the provisions recognized during the year in relation to the various workforce restructuring plans of the companies included in the tax group in Spain (see Note 15).
The disposals of deferred tax assets in 2017 also included the impact of the Group’s labor force reduction plans in Spain, amounting to 192 million euros.
Furthermore, in compliance with the sixteenth transitional provision of this amended Royal Decree-Law, which requires the inclusion of one-fifth of the investment portfolio impairment losses which had been deductible in the tax base before January 1, 2013, the Group reclassified 229 million euros of deferred tax liabilities in order to recognize a higher tax payable to the Spanish tax authorities, corresponding to one-fifth of the tax losses affected by this law.
The companies in the Spanish tax group recognized on disposals deferred tax assets totaling 134 million euros in 2017, as a result of the limit placed on deductible financial expenses.
The movements relating deferred tax recognized directly in equity in 2017 amounted to 24 million euros of additions and 96 million euros of disposals.
Main changes registered in 2016
Among other changes, the amendment to the Spanish Corporate Income Tax Law by Royal Decree-Law (RDL) 3/2016, of 2 December, limited the use of tax loss carryforwards to 25%. As a result of the testing on the recoverability of deferred tax assets, carried out by the Group under the new legislative framework, it derecognized deferred tax assets relating to tax loss carryforwards amounting to 866 million euros.
Furthermore, in compliance with the sixteenth transitional provision of this amended Royal Decree-Law, which requires the inclusion of one-fifth of the investment portfolio impairment losses which had been deductible in the tax base before January 1, 2013, the Group reclassified 237 million euros of deferred tax liabilities in order to recognize a higher tax payable to the Spanish tax authorities, corresponding to one-fifth of the tax losses affected by this law.
Likewise, as a result of the testing on the recoverability mentioned before, the Group capitalized tax deductions in the companies of the tax group in Spain amounting to 755 million euros, which had yet to be recognized at December 31, 2015.
In 2016 the additions of deferred tax assets recognized in the amount of 334 million euros were the result of the provisions recognized during the year in relation to the various workforce restructuring plans of the companies included in the tax group in Spain (see Note 15).
The companies in the Spanish tax group recognized on disposals deferred tax assets totaling 134 million euros in 2016, as a result of the limit placed on deductible financial expenses.
The disposals of deferred tax assets in 2016 also included the impact of the Group’s labor force reduction plans in Spain, amounting to 224 million euros.
The additions of deferred tax assets included tax credits recognized in the amount of 115 million euros by the German company Group 3G UMTS Holding GmbH. Furthermore, this company applied tax loss carryforwards in 2016 amounting to 89 million euros.
As a result of the testing on the recoverability of deferred tax assets in Telefónica Germany GmbH & Co OHG at year-end, this company capitalized tax losses in the amount of 112 million euros, and derecognized temporary differences in deferred tax assets amounting to 201 million euros.
The disposals of deferred tax liabilities in 2016 included 112 million euros corresponding to the tax on dividends to foreign beneficiaries in Argentina, repealed during the year.
The movements relating deferred tax recognized directly in equity in 2016 amounted to 69 million euros of additions and 64 million euros of disposals.
Expected realization of deferred tax assets and liabilities
In the majority of cases, realization of the Group’s deferred tax assets and liabilities depends on the future activities carried out by the different companies, on tax regulations in the different countries in which these companies operate, and on the strategic decisions affecting the companies. Under the assumptions made, the estimated realization of deferred tax assets and liabilities recognized in the consolidated statement of financial position at December 31, 2017 is as follows:

Millions of euros	Total	Less than 1 year	More than 1 year
Deferred tax assets	7,820	922	6,898
Deferred tax liabilities	2,145	(86)	2,231

Deferred tax assets
Deferred tax assets in the accompanying consolidated statements of financial position include the tax loss carryforwards, unused tax credits recognized and deductible temporary differences recognized at the end of the reporting period.

Millions of euros	12/31/2017	12/31/2016
Tax credits for loss carryforwards	2,776	2,513
Unused tax deductions	1,858	1,727
Deferred tax assets for temporary differences	3,186	3,989
Total deferred tax assets	7,820	8,229

Tax credits for loss carryforwards
The movements in Tax credits for loss carryforwards in the Telefónica Group in 2017 and 2016 are as follows:

Location of the company (Millions of euros)	Balance at 12/31/2016	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2017
Spain	1,617	—	(114)	(1)	(2)	1,500
Germany	550	82	(160)	—	—	472
Hispanoamérica	321	675	(53)	—	(144)	799
Other countries	25	—	(20)	—	—	5
Total tax credits for loss carryforwards	2,513	757	(347)	(1)	(146)	2,776

Location of the company (Millions of euros)	Balance at 12/31/2015	Additions	Reversals	Perimeter changes	Translation differences and other	Balance at 12/31/2016
Spain	2,520	2	(866)	—	(39)	1,617
Germany	413	226	(89)	—	—	550
Hispanoamérica	192	157	—	—	(28)	321
Other countries	24	6	(2)	—	(3)	25
Total tax credits for loss carryforwards	3,149	391	(957)	—	(70)	2,513

The Spanish tax group had unused tax loss carryforwards at December 31, 2017 amounting to 11,132 million euros:

Million of euros	Total	Less than 1 year	More than 1 year
Tax loss carryforwards generated in the tax group	8,077	237	7,840
Tax loss carryforwards generated before consolidation in the tax group	3,055	—	3,055

In 2016, after the amendment to the Spanish Corporate Income Tax Law by Royal Decree-Law 3/2016, of December 2, that limits the use of tax loss carryforwards to 25% and as a result of the testing on the recoverability of deferred tax assets, carried out by the Group under the new legislative framework, deferred tax assets relating to tax loss carryforwards were derecognized, amounting to 866 million euros.
In 2017, as a result of the testing on the recoverability of deferred tax assets, carried out by the Group under the new legislative framework, it has derecognized deferred tax assets relating to tax loss carryforwards amounting to 98 million euros. Total tax credits for loss carryforwards in Spain in the statement of financial position at December 31, 2017 amounted to 1,500 million euros (1,617 million euros at December 31, 2016). Total unrecognized tax credits of the Spanish tax group amounted to 1,283 million euros at December 31, 2017. These tax credits do not expire.
The Group companies in Germany have recognized 472 million euros of tax credits for loss carryforwards at December 31, 2017. Total unrecognized tax credits for loss carryforwards of these companies amount to 6,500 million euros. These tax credits do not expire.
Recognized tax credits in the consolidated statement of financial arising from the Latin American subsidiaries at December 31, 2017 amounted to 799 million euros. Total unrecognized tax credits for tax loss carryforwards in Latin America amount to 165 million euros.
Deductions
The Group has recognized 1,858 million euros corresponding to the total amount of unused tax deductions at December 31, 2017, of the tax group in Spain, generated primarily from export activity, R+D+i, double taxation and donations to non-profit organizations.
In 2017 and 2016, tax credits from deductions were recognized, in the amount of 71 and 755 million euros, respectively.
Temporary differences
The sources of deferred tax assets and liabilities from temporary differences recognized at December 31, 2017 and 2016 are as follows:

Millions of euros	12/31/2017	12/31/2016
Goodwill and intangible assets	1,044	1,347
Property, plant and equipment	1,139	1,243
Personnel commitments	1,562	1,665
Provisions	1,079	1,134
Investments in subsidiaries, associates and other shareholdings	4	—
Inventories and receivables	301	356
Other	746	1,154
Total deferred tax assets for temporary differences	5,875	6,899
Deferred tax assets and liabilities offset	(2,689)	(2,910)
Total deferred tax assets for temporary differences registered in the statement of financial position	3,186	3,989

Millions of euros	12/31/2017	12/31/2016
Goodwill and intangible assets	2,192	2,308
Property, plant and equipment	1,168	1,190
Personnel commitments	35	34
Provisions	42	31
Investments in subsidiaries, associates and other shareholdings	1,015	1,299
Inventories and receivables	53	85
Other	329	358
Total deferred tax liabilities for temporary differences	4,834	5,305
Deferred tax assets and liabilities offset	(2,689)	(2,910)
Total deferred tax liabilities for temporary differences registered in the statement of financial position	2,145	2,395

Deferred tax assets and liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.
The heading "Other” includes, among others, the difference between the accounting and tax values created by the value of financial derivatives at year end (see Note 16).
Tax payables and receivables
Current tax payables and receivables at December 31, 2017 and 2016 are as follows:

Millions of euros	Balance at 12/31/2017	Balance at 12/31/2016
Taxes payable
Tax withholdings	154	81
Indirect taxes	1,030	1,086
Social security	151	157
Current income taxes payable	580	486
Other	426	522
Total	2,341	2,332

Millions of euros	Balance at 12/31/2017	Balance at 12/31/2016
Tax receivables
Indirect tax	618	790
Current income taxes receivable	618	601
Other	139	142
Total	1,375	1,533

Reconciliation of book profit before taxes to taxable income
The reconciliation between book profit before tax and the income tax expense from continuing operations for 2017, 2016 and 2015 is as follows:

Millions of euros	2017	2016	2015
Accounting profit before tax	4,597	3,245	906
Tax expense at prevailing statutory rate	1,310	897	209
Permanent differences	(186)	(42)	177
Changes in deferred tax charge due to changes in tax rates	19	1	(8)
(Capitalization)/reversal of tax deduction and tax relief	(79)	(762)	453
(Capitalization)/reversal of loss carryforwards	(123)	714	(1,200)
(Increase)/decrease in tax expense arising from temporary differences	157	(8)	72
Other	121	46	452
Income tax expense	1,219	846	155
Breakdown of current/deferred tax expense
Current tax expense	968	1,012	1,753
Deferred tax expense / (benefit)	251	(166)	(1,598)
Total income tax expense	1,219	846	155

“Other” in 2015 includes the impacts of the inspections in the tax group in Spain and the provision recognized in Telefónica del Perú.
Tax deductibility of financial goodwill in Spain
The tax regulations added a new article 12.5 to its Corporate Income Tax Law, which came into force on January 1, 2002. The article regulated the deductibility of tax amortization of financial goodwill arising from the acquisition of non-Spanish companies, which could be amortized over 20 years at 5% per annum. Following the entry into force of the Laws 9/2011 of August 19, 2011 and 16/2013 of October 29, 2013, the amount of goodwill amortization deductible for tax purposes under article 12.5 for the years 2011 to 2015 was reduced from 5% to 1%. The effect is temporary because the 4% not amortized during five years (20% in total) will be recovered extending the deduction period from the initial 20 years to 25 years.
The Telefónica Group, under this regulation, has been amortizing for tax purposes the financial goodwill from its investments, both direct and indirect, in O2, BellSouth and Coltel (prior to December 21, 2007) and Vivo (acquired in 2010). The positive accumulated effect in the corresponding settlements of corporate income tax from 2004 to the closing of December 31, 2017, was 1,226 million euros.
In relation to this tax incentive, the European Commission (EC) has in recent years commenced three proceedings against the Spanish State as it deems that this tax benefit could constitute an example of state aid. Although the EC itself acknowledged the validity of its first two decisions for those investors that invested in European companies (for operations carried out before December 21, 2007 in the first decision, and before May 21, 2011 for investments in other countries in the second decision), in its third decision from October 15, 2014 it calls into question the applicability of the principle of legitimate expectations in the application of the incentive for indirect acquisitions, whatever the date of acquisition may have been.
As of the date of these consolidated financial statements, the three decisions continue subject to a final ruling. The first two were annulled by two judgments of the General Court of the European Union, which were appealed by the EC before the Court of Justice of the European Union and sent again to the General Court by the Judgment dated December 21, 2016, to reassess the tax incentive. The third decision is still pending a judgment at first instance. Furthermore, there are doubts in the Spanish courts regarding the classification of the incentive as a deduction and if this deduction would remain in the case of a subsequent transfer of the relevant stake.
The Group has continued provisioning the amount of the goodwill amortized for tax purposes, corresponding mainly to the purchase of Vivo, for a total of 215 million euros at December 31, 2017 (147 million euros at December 31, 2016).
Inspections of the tax group in Spain
In 2012, tax inspections for all taxes for the years 2005 to 2007 were completed, with the Company signing off a corporate income tax assessment of 135 million euros, which was paid in 2012, whilst disputing other adjustments with which it disagreed. Although the settlement agreement for the disputed tax assessment did not give rise to any tax payment, since the adjustments proposed were offset by unused tax loss carryforwards, the Company filed an appeal with the Central Economic-Administrative Court against these adjustments in May 2015, regarding the tax treatment of the “juros sobre el capital propio” (interest on own capital) as dividends.
In July 2015 tax inspections for all taxes for the years 2008 to 2011 were completed, with the Company signing off certain corporate income tax assessments and disputing others. This resulted in 2015 in an expense amounting to 206 million euros. However, this did not require any tax payment, as the adjustments arising from the inspection were offset by unused tax loss carryforwards, at the corresponding tax rate for each period.
Although the settlement agreement for the disputed tax assessment did not give rise to any tax payment, in July 2015 the Company filed an appeal with the Central Economic-Administrative Court against the adjustments it disputes, regarding the tax treatment of the “juros sobre el capital propio” (interest on own capital) as dividends, and the criteria to use tax loss carryforwards in the years subject to settlement.
In June 2017 the Company received an order of the Audiencia Nacional extending the effects of its ruling from February 27, 2014 from another tax payer to the individual legal status of Telefónica, in connection with the “Juros sobre el capital propio” (interest on own capital). As a consequence of the aforementioned, the Audiencia Nacional has voided the corporate income tax assesment for the years 2005 to 2007 and 2008 to 2011 related to “Juros sobre el capital propio” settled by the tax authorities.
With respect to the use of tax loss carryforwards in the years subject to settlement during the inspection 2008 to 2011, still under litigation, in November 2017 the Company brought a judicial appeal to the Audiencia Nacional, against the alleged dismissal of the claim in the absence of a reply from the authorities.
At 2017 year end, it is not expected that there is any need to recognize additional liabilities for the outcome of this litigation.
Tax litigation in Telefónica Brazil
State taxes
The Telefónica Group is involved in a range of tax litigation in Brazil over direct and indirect taxes (including those relating to GVT). This includes a number of appeals relating to ICMS tax (a tax similar to VAT, levied on telecommunications services). There is a dispute with the Brazilian tax authorities over which services should be subject to settlement of this tax.
To date the most significant issues have focused on the requirement to collect ICMS on penalties charged to customers for non-compliance, Internet advertising services, and complementary or additional services to the basic telecommunications services such as value-added services, modem rental, and the application of this tax on the basic fee (assinatura básica). In the case of the latter (assinatura básica), there is a pending case before the Supreme Court including Oi, which could affect other companies of the telecommunications sector.
All related procedures are being contested in all instances (administrative and court proceedings). The aggregate amount of the relevant proceedings, updated to take into account interest, fines and other items, is approximately 18,968 million Brazilian reais (approximately 4,781 million euros, see Note 15). Telefónica Brazil has obtained independent expert reports supporting its position, i.e. that the aforesaid services are not subject to ICMS.
Federal taxes
Regading the income tax (federal tax) the tax authorities proposed adjustments in relation to the tax amortization in 2011 and 2012 of the goodwill generated by Telefónica Brasil's acquisition and merger with Vivo. The tax inspections were conducted in 2016 and 2017 and the accumulated amount at December 31, 2017 is 4,744 million Brazilian reais (approximately 1,196 million euros). This proceedings are at the administrative stage and no provisions have been made since the potential risk associated to them has been classified as "not probable" and Telefónica Brazil has received independent expert reports that support this view.

Tax litigation in Telefónica del Perú
With regard to tax matters in Peru, litigation continues over corporate income tax for 2000 and 2001, payments on account in respect of the year 2000, recoverable balances for 1998 and 1999, and the interest and penalties that should apply to these.
In August 2015, the court of second instance handed down a ruling partially upholding the position of Telefónica del Perú, ruling in its favor on three of the five objections filed by the tax authorities and appealed against to the courts, relating, inter alia, to corporate income tax for 2000-2001 (among others). This dispute accounts for more than 75% of the total amount under litigation, with the objections relating to insolvency provisions, interest on borrowing and leases of space for public telephones. Both the tax authorities and the company have filed appeals against the decision in higher courts.
The settlements carried out by SUNAT for 2000 and 2001 are in the final stage of the legal process (under review by the Supreme Court) and a ruling has not yet been released in 2017.
In connection with these proceedings in Peru, the Group and its legal advisors consider that the Group’s position continues to be based on robust legal arguments.
In parallel to the aforementioned court proceedings, the tax authorities proceeded to collect corporate income tax due for the years 2000-2001 and payments on account of corporate income tax in respect of the year 2000. There were successive reductions to the sums claimed in the two cases following appeals filed by Telefónica del Perú against the settlements and due to the precautionary measures imposed. The company paid out 286 million Peruvian soles (approximately, 80 million euros) in 2012 and 2013 pending the final rulings.
In the context of these execution processes, in June 2015 the tax authorities issued Compliance Resolutions demanding payment of 1,521 million Peruvian soles (approximately 431 million euros). An appeal was filed against this with the Tax Court, and the adoption of precautionary suspension measures duly requested from the legal authorities (as a definitive court ruling on these cases is currently pending). No ruling was made in relation to these appeals in 2017, whilst in January 2018 the Tax Court suspended payment until the final ruling of the Supreme Court.
Given the sentences and rulings handed down in June and August 2015, the Group decided to recognize a provision in the 2015 consolidated financial statements, that at December 31, 2017 amounted to 1,653 million Peruvian soles (approximately 425 million euros, see Note 15).
Years open for inspection in the Group companies
The years open for review by the tax inspection authorities for the main applicable taxes vary from one consolidated company to another, based on each country’s tax legislation, taking into account their respective statute-of-limitations periods. In Spain, following the tax audit completed in 2015, the taxes from 2012 onwards are open to inspection with respect to the main companies of the Spanish tax group.
In the other countries in which the Telefónica Group has a significant presence, the years open for inspection by the relevant authorities are generally as follows:

•	The last thirteen years in Germany.

•	The last nine years in United Kingdom.

•	The last seven years in Argentina.

•	The last six years in Ecuador.

•	The last five years in Brazil, Mexico, Uruguay, Colombia and the Netherlands.

•	The last four years in Venezuela, Peru, Guatemala, Nicaragua and Costa Rica.

•	The last three years in Chile, El Salvador, the United States and Panama.
The tax inspection of the open years is not expected to give rise to additional material liabilities for the Group.